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                                                                    Exhibit 10.4



                            REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENt"), dated as of June 18, 1997, between Randall's Food Markets, Inc., a Texas corporation (the "COMPANY"), and RFM Acquisition LLC, a Delaware limited liability company ("BUYER"). *

                                W I T N E S S E T H :

         WHEREAS, Buyer, the Company and Robert R. Onstead have entered into a Subscription Agreement dated as of April 1, 1997 (as such agreement may be amended from time to time, the "SUBSCRIPTION AGREEMENT") which contemplates certain transactions, including (i) the Company's issuance to Buyer of 18,579,686 newly-issued shares (the "SHARES") of Common Stock and the Option (collectively, the "PURCHASE"), (ii) the Company's incurrence of indebtedness and repayment of indebtedness as further described in the Subscription Agreement, and (iii) the Company's repurchase of up to 1,104,336 shares of Common Stock from the Company's Employee Stock Ownership Plan (the "ESOP"), up to 200,435 Putable Shares (as defined in the Subscription Agreement) and up to 4,280,415 Non-ESOP shares (as defined in the Subscription Agreement) pursuant to a tender offer and, if fewer than 4,280,415 Non-ESOP Shares (as such number may be reduced pursuant to Section 5.06(c) of the Subscription Agreement) shall be purchased in the tender offer, the Company's repurchase of the balance of such 4,280,415 Non-ESOP Shares pursuant to the conditional repurchase commitment of certain shareholders of the Company;

         WHEREAS, it is a condition and inducement to Buyer's willingness to consummate the Purchase that the Company execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

         SECTION 1.01.  DEFINITIONS.  For purposes of this Agreement:

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

------------------------
*   May include one or more affiliates.

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                                                                               2


         "DEMAND PARTY" shall mean (a) Buyer or (b) any other Holder or Holders, including any current or future general or limited partner of Buyer or any current or future general or limited partner of any such partner that may become a Holder; PROVIDED, that to be a Demand Party under this clause (b), a Holder or Holders must either individually or in the aggregate with all other Holders with whom it is acting together to demand registration own at least 10% of the Registrable Securities.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "HOLDER" shall mean Buyer and any other holder of Registrable Securities (including any direct or indirect transferees of Buyer) who agrees in writing to be bound by the provisions of this Agreement as a "Holder" hereunder.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "OPTION" shall mean the option to purchase 3,606,881 shares of Common Stock (subject to adjustment as provided therein) issued to Buyer as of the date hereof and all options issued upon transfer, division or combination of, or in substitution for, any thereof.

         "REGISTRABLE SECURITIES" shall mean (i) any Common Stock (including the Shares) held by any Holder, including shares issued or issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Option), (ii) any security of the Company held by any Holder which is convertible, exchangeable or exercisable into Common Stock (including the Option) and (iii) any Common Stock or any security convertible, exchangeable or exercisable into Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including shares issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Option).

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                                                                               3


         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including (a) all Commission and stock exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Schedule E to the Bylaws of the NASD, and of its counsel), (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 4.01(h) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of counsel selected pursuant to Article VII,
(g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (h) other reasonable out-of-pocket expenses of Holders.

         SECTION 1.02. OTHER DEFINED TERMS. The following terms shall have the meanings defined for such terms in the Sections set forth below:

TERM                                                                     SECTION
----                                                                     -------

"AAA"                                                                       8.10
"Agreement"                                                             Recitals
"Buyer"                                                                 Recitals
"Company"                                                               Recitals
"Indemnified Parties"                                                       5.01
"Majority Holders                                                           8.04
"Purchase"                                                              Recitals
"Shares"                                                                Recitals
"Subscription Agreement"                                                Recitals
"Supplemental Agreements"                                                   8.02

         SECTION 1.03. OTHER DEFINITIONAL PROVISIONS.(a) Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

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                                                                               4


         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                      ARTICLE II

                               INCIDENTAL REGISTRATIONS

         SECTION 2.01.  RIGHT TO INCLUDE REGISTRABLE SECURITIES.  If the
Company at any time after the date hereof proposes to register Common Stock (or any security which is convertible, exchangeable or exercisable into Common Stock) under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Article II. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; PROVIDED, that
(a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and
(b) if such registration involves an underwritten offering, all Holders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. Nothing in this Section shall operate to limit the right of any Holder to (i) request the registration of Common Stock issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities or (ii) request the

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                                                                               5


registration at one time of both securities convertible, exchangeable or exercisable into Common Stock and the Common Stock underlying any such securities.

         SECTION 2.02. EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Article II.

         SECTION 2.03. PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Article II involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company shall include in such registration (a) first, 100% of the securities the Company proposes to sell, (b) second, to the extent of the amount of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative amount of Registrable Securities then held by each such Holder (PROVIDED, that any such amount thereby allocated to any such Holder that exceeds such Holder's request shall be reallocated among the remaining requesting Holders in like manner) and
(c) third, shares of Common Stock of other Persons who have registration rights with respect to the Common Stock held by such Persons, to the extent of the number of shares requested by such Persons to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, such amount to be allocated pro rata among all such requesting Persons on the basis of the relative number of shares of Common Stock then held by each such Person.


                                     ARTICLE III

                               REGISTRATION ON REQUEST

         SECTION 3.01. REQUEST BY THE DEMAND PARTY. At any time after the date hereof, upon the written request of the Demand Party requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

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                                                                               6


         (a) the Registrable Securities which the Company has been so requested to register by the Demand Party (including, if such request relates to a security which is convertible, exchangeable or exercisable into shares of Common Stock, and if the Demand Party so requests, the shares of Common Stock issuable upon such conversion, exchange or exercise); and

         (b) all other Registrable Securities of the same class(es) or series as are to be registered at the request of a Demand Party and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; PROVIDED, that with respect to any Demand Party other than Buyer, the Company shall not be obligated to effect any registration of Registrable Securities under this Section unless such Demand Party requests that the Company register at least 10% of the Registrable Securities; and PROVIDED, FURTHER, that, unless Holders of a majority of the Registrable Securities consent thereto in writing, the Company shall not be obligated to file a registration statement relating to any registration request under this Article III (x) (other than a registration statement on Form S-3 or any successor or similar short-form registration statement) within a period of nine months after the effective date of any other registration statement relating to any registration request under this Article III or to any registration effected under Article II, in either case which was not effected on Form S-3 (or any successor or similar short-form registration statement) or (y) if with respect thereto the managing underwriter, the Commission, the Securities Act, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit). Nothing in this Article III shall operate to limit the right of any Holder to (i) request the registration of Common Stock issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities (ii) request the registration at one time of both securities convertible, exchangeable or exercisable into Common Stock and the Common Stock underlying any such securities.

         SECTION 3.02. REGISTRATION STATEMENT FORM. The Company shall select the registration statement form for any registration pursuant to this Article III; PROVIDED, that if any

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                                                                               7


registration requested pursuant to this Article III which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

         SECTION 3.03. EXPENSES. The Company will pay all Registration Expenses in connection with the first six registrations of each class or series of Registrable Securities pursuant to this Article III; PROVIDED, that for purposes hereof, a request to register Common Stock into which a security is convertible, exchangeable or exercisable in conjunction with a registration of such security shall be deemed to be one request for registration of a class or series of Registrable Securities. All expenses for any subsequent registrations of Registrable Securities pursuant to this Article III shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of shares of Common Stock (including shares underlying any securities convertible, exchangeable or exercisable into Common Stock) of each such Person included in such registration.

         SECTION 3.04. EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Article III will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold; PROVIDED, that if within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Entity, such registration shall be deemed not to have been effected.

         SECTION 3.05. SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Article III involves an underwritten offering, the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the Holders of a majority of the Registrable Securities which are held by Holders and which the Company has been requested to register; PROVIDED, HOWEVER, that such investment banker(s), underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.

         SECTION 3.06. PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Article III involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration (including securities of the Company which are not Registrable Securities) would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Holders, then the Company shall include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (PROVIDED, that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above.

         SECTION 3.07. ADDITIONAL RIGHTS. If the Company at any time grants to any other holders of Common Stock (or securities that are convertible, exchangeable or exercisable into Common Stock) any rights to request the Company to effect the registration under the Securities Act of any such shares of Common Stock (or any such securities) on terms more favorable to such holders than the terms set forth in this Article III, the terms of this Article III shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.


                                      ARTICLE IV

                               REGISTRATION PROCEDURES

         SECTION 1.041. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

         (a) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to Article II at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected pursuant to Article VII hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

         (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

         (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Entities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

         (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

         (h) (i) if such Registrable Securities are Common Stock (including Common Stock issuable upon conversion, exchange or exercise of another security), use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; (ii) if such Registrable Securities are convertible, exchangeable or exercisable into Common Stock, upon the reasonable request of sellers of a majority of such Registrable Securities, use its best efforts to list such securities and, if requested, the Common Stock underlying such securities, notwithstanding that at the time of request such sellers hold only such securities, on any securities exchange so requested, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (iii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

         (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Article V hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

         (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

         (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (l) notify counsel (selected pursuant to Article VII hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any Actions for any of such purposes;


         (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

         (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

         (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

         (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

         (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

         (r) use its best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

         SECTION 4.02. INFORMATION SUPPLIED. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

         SECTION 4.03. RESTRICTIONS ON DISPOSITION. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.01(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.01(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.01(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.01(f) and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.01(f).

                                      ARTICLE V.

                                   INDEMNIFICATION

         SECTION 5.01. INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to Article II or Article III, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors and officers or general and limited partners (and any director, officer, Affiliate, employee, agent and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "INDEMNIFIED PARTIES"), against any and all Actions (whether or not an Indemnified Party is a party thereto), losses, damages or liabilities, joint or several, and expenses (including reasonable attorney's fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Actions, losses, damages, liabilities or expenses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; PROVIDED, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such Action, loss, damage, liability or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof; and, PROVIDED, FURTHER, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section with respect to any preliminary, final or summary prospectus, or any amendment or supplement thereto, to the extent that any such Action, loss, damage, liability or expense of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus, as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of securities by any seller.

         SECTION 5.02. INDEMNIFICATION BY THE SELLER. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article III or Article IV herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.01) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         SECTION 5.03. NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any Action with respect to which a claim for indemnification may be made pursuant to this
Article V, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such Action; PROVIDED, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Article V, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such Action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Action, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will settle any Action or consent to the entry of any judgment without the prior written consent of the indemnified party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnified Party from all liability in respect of such Action and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified party and does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder.

         SECTION 5.04. CONTRIBUTION. (a) If the indemnification provided for in this Article V from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Actions, losses, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Actions, losses, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Actions, losses, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section
5.04 as a result of the Actions, losses, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Action.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5.04(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         SECTION 5.05. OTHER INDEMNIFICATION. Indemnification similar to that specified in this Article V (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any Governmental Entity other than as required by the Securities Act.

         SECTION 5.06. NON-EXCLUSIVITY. The obligations of the parties under this Article V shall be in addition to any liability which any party may otherwise have to any other party.


                                     ARTICLE VI.

                                       RULE 144

         SECTION 6.01. RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Article VI, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act.


                                     ARTICLE VII.

                                 SELECTION OF COUNSEL

         SECTION 7.01. SELECTION OF COUNSEL. In connection with any registration of Registrable Securities pursuant to Articles II and III hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; PROVIDED, HOWEVER, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.


                                    ARTICLE VIII.

                                    MISCELLANEOUS

         SECTION 8.01. "TAG-ALONG" RIGHTS. Those Persons who have been granted "tag-along" rights pursuant to Section 5.02(b) of the Shareholders Agreement shall be permitted to participate in any registration pursuant to
Article II or Article III hereof in accordance with the terms of such agreement. In respect of any registration in which such Person shall participate, such Person shall have the rights and obligations of a Holder hereunder.

         SECTION 8.02. OTHER INVESTORS. The Company may enter into agreements with other purchasers of Common Stock who are then employees of the Company (or its successor) or any of the Subsidiaries, making them parties hereto (and thereby giving them all, or a portion, of the rights, preferences and privileges of a "Holder" hereunder) with respect to additional shares of Common Stock (the "SUPPLEMENTAL AGREEMENTS"); PROVIDED, HOWEVER, that pursuant to any such Supplemental Agreement, each such purchaser shall have expressly agreed to be bound by all of the terms of this Agreement as if such purchaser were a "Holder" hereunder. All shares of Common Stock issued or issuable pursuant to such Supplemental Agreements shall be deemed to be Registrable Securities.

         SECTION 8.03. HOLDBACK AGREEMENT. If any registration hereunder shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible, exchangeable or exercisable into any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before, or 180 days (or such lesser period as the managing underwriters may permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also so agrees and agrees to cause each other holder of any equity security, or of any security convertible, exchangeable or exercisable into any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

         SECTION 8.04. AMENDMENTS AND WAIVERS. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company and the Holders of a majority of the

Registrable Securities (the "MAJORITY HOLDERS"); PROVIDED, HOWEVER, that no such amendment that is adverse to Buyer or any of its successors and assigns shall be effective as against any such Person for so long as such Person holds any Registrable Securities unless agreed to in writing by such Person. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment authorized by this Section, whether or not such Registrable Securities shall have been marked to indicate such amendment.

         SECTION 8.05. SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder.

         SECTION 8.06. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a)  if to Buyer, to

              c/o Kohlberg Kravis Roberts & Co. L.P.
              9 West 57th Street
              New York, New York  10019
              Attention:  Nils P. Brous

         with a copy to:

              Simpson Thacher & Bartlett
              425 Lexington Avenue
              New York, New York  10017
              Attention:  David J. Sorkin, Esq.

         (b)  if to the Company, to

              Randall's Food Markets, Inc.
              3663 Briarpark
              Houston, Texas  77042
              Attention:  Chief Financial Officer

         (c) if to any other Holder, to the address of such other Holder as shown in the stock record books of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

         SECTION 8.07. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

         SECTION 8.08. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

         SECTION 8.09. ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. Except for the indemnification provisions of Article V and as provided in Section 8.05, this Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

         SECTION 8.10. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THAT STATE. ANY CONTROVERSY, DISPUTE, OR CLAIM OF WHATEVER NATURE ARISING OUT OF, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT, INCLUDING THE EXISTENCE, VALIDITY, INTERPRETATION OR BREACH THEREOF AND ANY CLAIM BASED ON CONTRACT, TORT OR STATUTE, SHALL BE RESOLVED AT THE REQUEST OF EITHER THE COMPANY OR THE MAJORITY HOLDERS, BY FINAL AND BINDING ARBITRATION CONDUCTED IN WASHINGTON, D.C. PURSUANT TO THE FEDERAL ARBITRATION ACT AND IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA"). ARBITRATION HEREUNDER SHALL BE CONDUCTED BY A SINGLE ARBITRATOR SELECTED JOINTLY BY THE COMPANY AND THE MAJORITY HOLDERS. IF WITHIN 30 DAYS AFTER A DEMAND FOR ARBITRATION IS MADE, THE COMPANY AND THE MAJORITY HOLDERS ARE UNABLE TO AGREE ON A SINGLE ARBITRATOR, THREE ARBITRATORS SHALL BE APPOINTED. THE COMPANY AND THE MAJORITY HOLDERS SHALL EACH SELECT ONE ARBITRATOR AND THOSE TWO ARBITRATORS SHALL THEN SELECT WITHIN 30 DAYS A THIRD NEUTRAL ARBITRATOR. IF THE ARBITRATORS SELECTED BY THE COMPANY AND THE MAJORITY HOLDERS CANNOT AGREE ON THE THIRD ARBITRATOR, THE SELECTION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF AAA. THE COMPANY AND THE MAJORITY HOLDERS AGREE TO SHARE EQUALLY THE FEES AND EXPENSES OF THE ARBITRATOR(S) HEREUNDER. ANY DISCOVERY IN CONNECTION WITH ARBITRATION HEREUNDER SHALL BE LIMITED TO INFORMATION DIRECTLY RELEVANT TO THE CONTROVERSY OR CLAIM IN ARBITRATION. JUDGMENT UPON ANY ARBITRATION AWARD RENDERED MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. THE COMPANY AND THE MAJORITY HOLDERS EACH UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

         SECTION 8.11. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

         SECTION 8.12. NO RECOURSE. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the Transactions shall be had against any current or future director, officer, employee, general or limited partner, member, Affiliate (including KKR) or assignee of Buyer or of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of Buyer or any current or future member of Buyer or any current or future director, officer, employee, partner, member, Affiliate (including KKR) or assignee of any of the foregoing, as such for any obligation of Buyer under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the Transactions for any claim based on, in respect of or by reason of such obligations or their creation.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first written above.


                             RANDALL'S FOOD MARKETS, INC.


                             By:/s/ R. RANDALL ONSTEAD, JR.
                                --------------------------------------
                                Name:  R. Randall Onstead, Jr.
                                Title: Chief Executive Officer


                             RFM ACQUISITION LLC


                             By:/s/ NILS P. BROUS
                                --------------------------------------
                                Name: Nils P. Brous
                                Title: Vice President, Secretary
                                       and Treasurer